                                                                   Exhibit 10.23












                                 EXECUTION COPY

--------------------------------------------------------------------------------

                   TWENTY-SECOND SUPPLEMENTAL LEASE AGREEMENT

                                 BY AND BETWEEN

                     MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY

                                       AND

                           FEDERAL EXPRESS CORPORATION


                           DATED AS OF MARCH 15, 2001


          AMENDING THE CONSOLIDATED AND RESTATED LEASE AGREEMENT DATED
                 AS OF AUGUST 1, 1979 BETWEEN THE MEMPHIS-SHELBY
            COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION.


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

  SECTION                                                                       PAGE
  -------                                                                       ----
  1         Definitions.........................................................  4

  2         Granting Leasehold..................................................  4

  3         Term; Delivery and Acceptance of Possession.........................  4

  4         Rental..............................................................  5

  5         Hazardous Substances/Waste..........................................  5

  6         Lease Agreement Still in Effect; Provisions Thereof Applicable
            to this Twenty-Second Supplemental Lease Agreement..................  7

  7         Descriptive Headings................................................  7

  8         Effectiveness of this Twenty-Second Lease Agreement.................  7

  9         Execution of Counterparts...........................................  7

 10         Summaries ..........................................................  7

            Notary..............................................................  9

            Leased Parcel Summary............................................... 10

            Rental Summary...................................................... 11

                   TWENTY-SECOND SUPPLEMENTAL LEASE AGREEMENT

         THIS TWENTY-SECOND SUPPLEMENTAL LEASE AGREEMENT, made and entered into as of the 15th of March 2001, by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein sometimes referred to as "Authority"), a public and governmental body politic and corporate of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein sometimes referred to as "Tenant"), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee.

                              W I T N E S S E T H:

         WHEREAS, Authority and Tenant on October 3, 1979 entered into a Consolidated and Restated Lease Agreement dated as of August 1, 1979; and

         WHEREAS, Authority and Tenant, between April 1, 1981 and May 15, 2000, have entered into Twenty One Supplemental Lease Agreements amending the 1979 Consolidated and Restated Lease Agreement; and

         WHEREAS, the said Consolidated and Restated Lease Agreement dated as of August 1, 1979, together with the First through the Twenty-First Supplemental Lease Agreements is herein referred to as the "Lease Agreement"; and

         WHEREAS, Authority and Tenant have agreed to further supplement the Lease Agreement so as to lease to Tenant certain additional land under this Twenty-Second Supplemental Lease Agreement.

         NOW THEREFORE, for and in consideration of the mutual promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree, and each for itself does hereby covenant and agree, as follows:

         SECTION 1. DEFINITIONS. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Twenty-Second Supplemental Lease Agreement which are defined in the Lease Agreement, shall, for all purposes of this Twenty-Second Supplemental Lease Agreement, have the respective meanings given to them in the Lease Agreement.

         SECTION 2. GRANTING OF LEASEHOLD. In addition to the lease and demise to Tenant of the land in the Lease Agreement, the Authority hereby leases and demises to Tenant, and Tenant hereby takes and hires from Authority, subject to the provisions and conditions set forth in the Lease Agreement and this Twenty-Second Supplemental Lease Agreement, the additional land containing approximately 11.46 acres located on two parcels. Lease Parcel 1 called Taxiline 700 Extension contains approximately 132,951 square feet or 3.052 acres located in the vicinity of the centerline intersection of Taxiway November and Taxilane 800; and, Lease Parcel 2 called West Ramp Aircraft/GSE Expansion contains 366,242 square feet or 8.408 acres located in the vicinity of the centerlines of Taxiway Victor and Taxiway Charlie. Lease Parcel 1 and Lease Parcel 2 are located on Authority property in Memphis Shelby County Tennessee and are more particularly described on Exhibit "A" attached hereto and incorporated herein by reference.

         SECTION 3. TERM; DELIVERY AND ACCEPTANCE OF POSSESSION. The term of this Twenty-Second Supplemental Lease Agreement shall commence at 12:01 A.M. on the earlier to occur of November 1, 2001, or the date of beneficial occupancy for the land described in Exhibit "A" and shall expire at such time as the Lease Agreement shall expire, to-wit: August 31, 2012 or upon such earlier termination, extension or otherwise as provided therein. Authority shall, however, deliver to Tenant sole and exclusive possession of the land leased hereby, as of the effective date of this Twenty-Second Supplemental Lease Agreement for the purpose of constructing improvements required for Tenant's intended use of the land leased hereby, subject however, to Authority's right-of-entry set forth in
Section 21 of the Lease Agreement.

         SECTION 4. RENTAL. In addition and supplemental to the rentals required to be paid to the Authority pursuant to Section 5 of the Lease Agreement (including all prior supplemental lease agreements), during the term of this Twenty-Second Supplemental Lease Agreement, Tenant shall pay to the Authority in advance on the first business day of each month $5,075.13 in equal installments beginning November 1, 2001 or date of beneficial occupancy whichever occurs first, a total rental payment of $60,901.56 per year, which the parties hereto agree is based upon an aggregate of 499,193 square feet of area at an annual rental rate of ($0.1220) per square foot.

         SECTION 5. HAZARDOUS SUBSTANCES/WASTE. Tenant, at its own expense, may arrange for a Phase 1 Environmental Survey on the land described herein by a reputable environmental consultant to determine the existence of "Hazardous Substances", as such term is defined in this Agreement. In the event that "Hazardous Substances" are discovered during excavation for construction on the property described in Exhibit "A", and such "Hazardous Substances" require special handling, removal or disposal ("Remediation"), then Tenant shall immediately notify Authority. The Tenant and Authority will confer and jointly determine the method for handling, removing or disposing of the "Hazardous Substances" within 14 days after Tenant provides the Authority, in writing, its plan for Remediation. The form of Remediation agreed to by the parties must comply with "Environmental Laws", as such term is defined below. In the event that Tenant and Authority are unable to agree on a method for handling, removing or disposing of the "Hazardous Substances" due to differing interpretations of the requirements of Remediation as set forth in the applicable "Environmental Laws", then the form of Remediation will be determined by the appropriate federal, state or local agency with relevant regulatory and enforcement jurisdiction over the subject site. Authority will grant to Tenant a rent credit equal to the reasonable documented costs paid by Tenant for the Remediation of such "Hazardous Substances" associated with the property described in Exhibit "A".

         The term "Hazardous Substances", as used in this Twenty-Second Supplemental Lease Agreement, shall mean any hazardous or toxic substances, materials or wastes, including but not limited to, those substances, materials, and wastes (i) listed in the United States Department of Transportation Hazardous Materials Table (49 CFR ss. 172.101) or by the Environmental Protection Agency as hazardous substances (40 CFR Part 302) and amendments thereto, (ii) designated as a "Hazardous Substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. ss. 1251 et seq. (33 U.S.C. ss. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. ss. 1317, (iii) defined as a "Hazardous Waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901, et seq. (42 U.S.C ss. 6903), or (iv) defined as "Hazardous Substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601, et seq. 42 U.S.C. ss. 9601) or any other substances, (including, without limitation, asbestos and raw materials which include hazardous constituents), the general, discharge or removal of which or the use of which is restricted, prohibited or penalized by any "Environmental Law", which term shall mean any Federal, State or local law, regulation, or ordinance relating to pollution or protection of the environment.

         SECTION 6. LEASE AGREEMENT STILL IN EFFECT; PROVISIONS THEREFORE APPLICABLE TO THIS SUPPLEMENTAL LEASE AGREEMENT. All of the terms, provisions, conditions, covenants and agreements of the Lease Agreement, as supplemented, shall continue in full force and effect as supplemental hereby, and shall be applicable to each of the provisions of this Twenty-Second Supplemental Lease Agreement during the term hereof with the same force and effect as though the provisions hereof were set forth in the Lease Agreement.

         SECTION 7. DESCRIPTIVE HEADINGS. The descriptive headings of the sections of this Twenty-Second Supplemental Lease Agreement are inserted for convenience of reference only and do not constitute a part of this Twenty-Second Supplemental Lease Agreement and shall not effect the meaning, construction, interpretation or effect of this Twenty-Second Supplemental Lease Agreement.

         SECTION 8. EFFECTIVENESS OF THIS SUPPLEMENTAL LEASE AGREEMENT. This Twenty-Second Supplemental Lease Agreement shall become effective at 12:01 a.m. on March 15, 2001.

         SECTION 9. EXECUTION OF COUNTERPARTS. This Twenty-Second Supplemental Lease Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         SECTION 10. SUMMARIES. For the convenience of both parties a Leased Parcel Summary and a Rental Summary are attached to this Lease Agreement

         IN WITNESS WHEREOF, THE MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY AND FEDERAL EXPRESS CORPORATION have caused this Twenty-Second Supplemental Lease Agreement to be duly executed in their respective behalfs, as of the day and year first above written.

WITNESS:                                       MEMPHIS-SHELBY COUNTY AIRPORT
                                               AUTHORITY

/s/ RICHARD V. WHITE                           BY:    /s/ JERRY McMICHAEL
--------------------------------                   ----------------------------

TITLE:  Director of Properties                 TITLE: Executive Vice President
        ------------------------                      -------------------------

Approved as to Form and Legality:

/s/ R. GRATTAN BROWN, JR.
---------------------------------------------
R. Grattan Brown, Jr., Attorney for Authority


WITNESS:                                       FEDERAL EXPRESS CORPORATION
                                               A Delaware Corporation

/s/ LEANNA JOHNSON                             BY:    /s/ GRAHAM R. SMITH
--------------------------------                    ---------------------------

TITLE:  Project Coordinator                    TITLE: V. P.
      --------------------------                      -------------------------

                                                     Approved
                                                 Legal Department

                                                  /s/ PLM 3/5/01
                                                  --------------
                                                        MM

(STATE OF TENNESSEE)
(COUNTY OF SHELBY)

         On this 26th day of March, 2001, before me appeared Jerry McMichael to me personally known, who, being by me duly sworn (or affirmed), did say that he is the Exec. V. P. of the Memphis-Shelby County Airport Authority, the within named Lessor, and that he as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Authority by himself as such President.

MY COMMISSION EXPIRES
      8/29/01                                  /s/ CAROL D. WOLFE
---------------------                          -------------------------------
                                               Notary Public

(seal)





(STATE OF TENNESSEE)
(COUNTY OF SHELBY)

         On this 20th day of March, 2001, before me appeared Graham R. Smith, to me personally known, who, being by me duly sworn (or affirmed), did say that he is a Vice President of Federal Express Corporation, the within named Lessee, and that he as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the Corporation by himself as such Vice President.

MY COMMISSION EXPIRES

       8/13/05                                 /s/ GLORIA E. OWENS
---------------------                          -------------------------------
                                               Notary Public

(seal)

                     FEDERAL EXPRESS LEASED PARCELS SUMMARY

PARCEL                                                                          EFFECTIVE
LEASE                 ACRES              SQUARE FEET       AGREEMENT            DATE
-----                 -----              -----------       ---------            ----

                                   BASE-LEASE

Revised 9            128.469                               Consolidated &       08/01/79
                                                           Restated

10                   1.612               70,200            Consolidated &       08/01/79
                                                           Restated

11                   1.044               45,359            Consolidated &       08/01/79
                                                           Restated

                              PREVIOUS SUPPLEMENTS

12                   2.707               117,915           First                04/01/81
                                                           Supplemental

13                   6.860               298,830           Second               01/01/82
                                                           Supplemental

14                   14.586              635,377           Fourth               07/01/83
                                                           Supplemental

15                   12.689              552,723           Fourth               07/01/83
                                                           Supplemental

Rev 16 18.281        (19.685)            796,312           Fifth                02/01/84
                                                           Supplemental

Rev 17 119.616      (124.992)            5,210,477         Sixth                04/01/84
                                                           Supplemental

18                   2.717               118,353           Sixth                04/01/84
                                                           Supplemental

19                   41.606              1,812,352         Seventh              06/01/84
                                                           Supplemental

25                   0.435               18,933            Eighth               07/01/88
                                                           Supplemental

20                   11.275              491,127           Ninth                06/01/89
                                                           Supplemental

27                   11.192              487,512           Tenth                10/01/91
                                                           Supplemental

27 A(West)           4.058               176,777           Eleventh             07/01/94
                                                           Supplemental

27 B(West)           5.706               248,533           Eleventh             07/01/94
                                                           Supplemental

Southwest                                                  Eleventh             07/01/94
Ramp                 2.350               102,366           Supplemental

PARCEL                                                                          EFFECTIVE
LEASE                 ACRES              SQUARE FEET       AGREEMENT            DATE
-----                 -----              -----------       ---------            ----

32 (removed)          22.972             1,000,681         Twelfth              07/01/93
                                                           Supplemental

33                    8.998              391,942           Thirteenth           06/01/95
                                                           Supplemental

36                    3.050              132,837           Thirteenth           06/01/95
                                                           Supplemental

Hangar 8 (removed)                       36,946,33         Thirteenth           06/01/95
                                                           Supplemental

34                    9.951              433,461           Fourteenth           01/01/96
                                                           Supplemental

21                    19.134             833,476           Fifteenth            01/01/97
                                                           Supplemental

22A (North)           3.214              140,000           Sixteenth            04/01/97
                                                           Supplemental

37                    2.692              117,283           Seventeenth          05/01/97
                                                           Supplemental

38                    2.523              109,921           Eighteenth           07/01/97
                                                           Supplemental

39                    8.366              364,430           Eighteenth           07/01/97
                                                           Supplemental

West Ramp             19.917             867,583           Nineteenth           09/01/98
Expansion                                                  Supplemental

Centerline            13.206             575,253.36        Twentieth            12/01/00
November                                                   Supplemental

Taxilane 700          4.706              204,975           Twenty-First         05/15/00
                                                           Supplemental

                                 THIS SUPPLEMENT

Taxilane 700          3.052              132,951           Twenty-Second        03/15/01
                                                           Supplemental

West Ramp             8.408              366,242           Twenty-Second        03/15/01
Aircraft/GSE Expansion                                     Supplemental

                                     OPTIONS

22B (South)           3.310              144,200           Option, Expires 5/31/04
29                    3.85               167,706           Option, Expires 9/30/2001

                                   ASSIGNMENTS

23                    5.923              258,008           Graber Assignment,
                                                           Expires 12/31/2000
                                                           Invoice FEC
                                                           Final Increase 1/l/96

24                    9.964              434,030            Southwide Assignment
                                                            Expires 5/14/2013
                                                            Invoice FEC
                                                            Next Increase 5/15/03

26                    9.532              415,213            BICO Assignment,
                                                            Expires 7/31/2021
                                                            Invoice FEC
                                                            Next Increase 8/01/2011

28                    10.68              465,221            Equitable Life Assignment
                                                            Expires 5/14/2013
                                                            Invoice FEC
                                                            Next Increase 5/15/03



RENTAL - FEDERAL EXPRESS

                           Effective November 1, 2001

                                                               Annual
Category                                   Number of           Rental Rate
of Space                                   Square Feet         Per Sq. Ft.         Annual Rental
--------                                   -----------         -----------         -------------
Bldg. T-376                                1,240                  1.5258               $1,891.99
Unimproved Ground                          8,190,929.96           0.1220              999,293.44
Improved Apron                             2,395,802              0.1525              365,359.80
Hangar Property                            72,092.67              1.1291               81,399.83
Hangar Office                              28,000                 1.8311               51,270.80
International Park                         9,694,700              0.2138            2,072,726.80
                                                                  ------
Former IRS Facility                        2,255,137.24           4.97              1,200,000.00
                                           ------------                            -------------
                                           22,637,901.87                           $4,771,942.66


                               BREAKDOWN OF SPACE

                                                              Sq. Ft.                   Sq. Ft.
                                                              -------                   -------
Bldg. T-376                      Parcel 4                     1,240
                                                              -----
                                                                                         1,240

Unimproved Ground                Parcel 1                     130,900
                                 Parcel 2                     50,000
                                 Parcel 3                     192,400
                                 Parcel 4                     32,540
                                 Parcel 6                     89,700
                                 Parcel 9                     1,167,337
                                 Parcel 19                    1,812,362
                                 Parcel 20                    491,127

                                 Parcel 27A                   176,777
                                 Parcel 27B                   248,533
                                 Southwest Ramp               102,366
                                 Parcel 33                    391,942
                                 Parcel 36                    132,837
                                 Parcel 34                    433,461
                                 Parcel 37                    117,283
                                 Parcel 38                    109,921
                                 Parcel 39                    364,430
                                 West Ramp Expansion          867,588
                                 Centerline November          575,253.36
                                 Taxilane 700                 204,975
                                 Taxilane 700 Extension       132,951
                                 West Ramp                    366,242
                                 Aircraft/GSE Expansion

                                                                                        8,190,925.36

Improved Apron                   Parcel 1                     850,250
                                 Parcel 2                     226,900
                                 Parcel 7                     577,540
                                 Parcel 9                     253,600
                                 Parcel 27                    487,512
                                                              -------
                                                                                        2,395,802.00

                                                              Sq. Ft.                   Sq. Ft.
                                                              -------                   -------

Hangar Property                  Parcel 1                     44,336
                                 Parcel 2                     27,756.67
                                                              ---------
                                                                                        72,092.67

Hangar Office                    Parcel 1                     22,400
                                 Parcel 2                     5,600
                                                              -----
                                                                                        28,000.00

International Park               Parcel 5                     24,000
                                 Parcel 8                     247,254
                                 Parcel 9                     1,586,172
                                 Parcel  10                   70,200
                                 Parcel  11                   45,359
                                 Parcel  12                   117,915
                                 Parcel  13                   298,830
                                 Parcel  14                   556,334
                                 Parcel  15                   552,723
                                 Parcel  16                   796,312
                                 Parcel  17                   4,288,839
                                 Parcel  18                   118,353
                                 Parcel  25                    18,933
                                 Parcel  21                   833,476
                                 Parcel  22A                  140,000
                                                              -------
                                                                                          9,694,700.00

Former IRS Facility                                           2,255,137.24                2,255,137.24
                                                              ------------

                                                              TOTAL:                     22,637,897.27


FEDEX RAMP 2001 - WEST RAMP

LEASE PARCEL 1

Being a parcel of land contained entirely within the Memphis/Shelby County Airport Authority property located in the City of Memphis, Shelby County, State of Tennessee being more particularly described by metes and bounds as follows:

Commencing at the centerline intersection of Taxiway November and Taxilane 800; thence along said centerline of Taxilane 800 S85(Degree) 42' 38"E, a distance of
679.35 feet to a point, thence departing from and perpendicular to said centerline, N04(Degree) 17'22"E, a distance of 50.00 feet to a point, said point being the TRUE POINT OF BEGINNING; thence N04(Degree) 17' 22"E, a distance of
473.94 feet to a point; thence along a line being parallel with the north edge of pavement of Taxilane 800 S85(Degree) 42' 38"E, a distance of 299.97 feet to a point; thence, S04(Degree) 17' 22"W, a distance of 74.94 feet to a point on the existing north edge of pavement and common with the "FedEx Ramp 2000 Project" lease; thence along said north edge of pavement and common with said north line of the Ramp 2000 project lease, N85(Degree) 42' 38"W, a distance of 23.10 feet to a point on a corner of said lease; thence along the existing west edge of pavement and common with the west line of said lease S04(Degree) 17' 22"W, a distance of 399.00 feet to a point on the corner of said lease; thence along the existing north edge of pavement and common with the north line of said lease N85(Degree) 42' 38"W, a distance of 276.87 feet to the POINT OF BEGINNING.

Said parcel of land containing 132,951 square feet or 3.052 Acres, more or less.

                                                  (Seal)

                                                  /s/ CHARLES W. ARNEY















                                                                     EXHIBIT "A"
                                                                     1 OF 4

                          [ Survey of Lease Parcel 1 ]



















                                                                     EXHIBIT "A"
                                                                     2 OF 4

FEDEX RAMP 2001 - WEST RAMP

LEASE PARCEL 2

Being a parcel of land contained entirely within the Memphis/Shelby County Airport Authority property located in the City of Memphis, Shelby County, State of Tennessee being more particularly described by metes and bounds as follows:

Commencing at the extended tangent intersection of Taxiway Victor and Taxiway Charlie; thence along said centerline of Taxiway Charlie N01(Degree) 59' 42"E, a distance of 178.21 feet to a point; thence continuing along said centerline N01(Degree) 55' 14"E, a distance of 21.70 feet to a point; thence departing from and perpendicular to said centerline, N88(Degree) 04' 46"W, a distance of 162.00 feet to a point, said point being the TRUE POINT OF BEGINNING; thence along a line being parallel with and 193.00 feet north of said centerline of Taxiway Victor N85(Degree) 42' 29"W, a distance of 1101.86 feet to a point on the southeast corner of the FedEx Taxilane 700 Project lease; thence along the existing east edge of pavement and common with the east line of said Taxilane 700 Project lease N04(Degree) 17' 22"E, a distance of 524.51 feet to a pavement corner, said point being the intersection of said Taxilane 700 east lease line and FedEx Ramp 2000 Project south lease line; thence along existing south edge of pavement and common with said south line of Ramp 2000 project lease S85(Degree) 42' 38"E, a distance of 233.51 feet to a point on the west edge of pavement being a west line said FedEx Ramp 2000 project lease; thence along said west edge of pavement and common with the west line of said Ramp 2000 project lease S04(Degree) 17' 22"W, a distance of 136.00 feet to a point on the south edge of pavement being a south line of the said FedEx Ramp 2000 project lease; thence along said south edge of pavement and common with said south line of Ramp 2000 project lease S85(Degree) 42' 38"E, a distance of 223.80 feet to a point, said point being the southeast corner of the said Ramp 2000 project lease and the southwest corner of the FedEx Ramp 1999 project lease; thence continuing along existing south edge of pavement and common with said south line of Ramp 1999 project lease S85(Degree) 42' 38"E, a distance of 445.70 feet to a point, said point being the southeast corner of said Ramp 1999 project lease and on the west line of FedEx 1.34 Project, Part 2 lease; thence along existing west pavement edge and common with said west lease line S32(Degree) 30' 14"W, a distance of 381.46 feet to a point on the south edge of pavement being a south line of the said 1.34, Part 2 project lease; thence along said existing south edge of pavement and common with said south lease line S85(Degree) 42' 50"E, a distance of 356.31 feet to a point on the east edge of pavement being a east line of the said 1.34, Part 2 project lease; thence along said existing easting east edge of pavement and common with said east lease line N01(Degree) 56' 39"E, a distance of 19.90 feet to a point; thence S88(Degree) 04' 46"E, a distance of
10.70 feet to a point 162.00 feet west of the centerline of Taxiway Charlie; thence along a line being parallel with and 162.00 feet west of the centerline of Taxiway Charlie S01(Degree) 55' 14"W, a distance of 72.83 feet to the POINT OF BEGINNING.

Said parcel of land containing 366,242 square feet or 8.408 Acres, more or less.

                                                  (Seal)

                                                  /s/ CHARLES W. ARNEY







                                                                     EXHIBIT "A"
                                                                     3 OF 4

                          [ Survey of Lease Parcel 2 ]














                                                                     EXHIBIT "A"
                                                                     4 OF 4